                                                                  [Pioneer Logo]

PIONEER INDEPENDENCE FUND

                         [Graphic of Statue of Liberty]

                                                              ------------------
                                                                   Annual Report
                                                               December 31, 2000
                                                              ------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Letter from the President                      1

Portfolio and Performance Update               2

Portfolio Management Discussion                3

Schedule of Investments                        5

Financial Statements                           8

Notes to Financial Statements                 12

Report of Independent Public Accountants      14

Results of Shareowner Meeting                 15

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/00
--------------------------------------------------------------------------------

Dear Shareowner,

The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments[RegTM]. The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Respectfully,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer Independence Fund

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[Start pie chart]

U.S. Common Stocks                              79%
Depositary Receipts for International Stocks    13%
International Common Stocks                      5%
Short-Term Cash Equivalents                      3%

[End pie chart]

Sector Diversification
(As a percentage of equity holdings)

[Start pie chart]

Technology          19%
Financial           16%
Health Care         14%
Consumer Staples    12%
Energy               8%
Communication        8%
Capital Goods        8%
Basic Materials      6%
Transportation       3%
Utilities            3%
Consumer Cyclicals   3%

[End Pie Chart]

--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

------------------------------------------
  1. Exxon Mobil Corp.               2.65%
------------------------------------------
  2. SBC Communications, Inc.        2.59
------------------------------------------
  3. American Home Products Corp.    2.09
------------------------------------------
  4. Wells Fargo Co.                 2.08
------------------------------------------
  5. Pharmacia Corp.                 2.00
------------------------------------------

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/00   12/31/99
Net Asset Value per Share   $12.48     $11.36

Distributions per Share  Income      Short-Term      Long-Term
(12/31/99 - 12/31/00)    Dividends   Capital Gains   Capital Gains
                         $ -         $0.601          $0.023

--------------------------------------------------------------------------------
Performance of a $10,000 Investment+

The following chart shows the value of an investment made in Pioneer Independence Fund, compared to the growth of the Russell 1000 Index.

[Start Line Chart]

                 Pioneer
            Independence Fund*         Russell 1000 Index
 3/98            $10,000                    $10,000
 6/98              9,900                     10,251
                   8,126                      9,193
12/98              9,693                     11,204
                  10,015                     11,667
 6/99             11,112                     12,498
                  10,327                     11,673
12/99             11,910                     13,548
                  13,431                     14,140
 6/00             14,028                     13,654
                  14,227                     13,752
12/00             13,743                     12,495

[End Line Chart]

+ Index comparison begins
  3/31/98. The Russell 1000
  Index is an unmanaged
  measure of the 1,000
  largest companies in the
  Russell 3000 Index,
  representing approximately
  92% of the total market
  capitalization of the
  Russell 3000. Index returns
  are calculated monthly,
  assume reinvestment of
  dividends and, unlike Fund
  returns, do not reflect any
  fees or expenses. You
  cannot invest directly in
  the Index.

[Start Side Bar]

Average Annual Total Returns
(As of December 31, 2000)
--------------------------------------------------------------------------------
Net Asset Value*
--------------------------------------------------------------------------------

Period
Life-of-Fund   12.14%
(3/16/98)
1 Year         15.38%

Returns assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges can amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

[End Side Bar]

2 Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

Pioneer Independence Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

Theresa Hamacher is Pioneer's Chief Investment Officer and oversees the investment team that manages Pioneer Independence Fund. Ms. Hamacher selects stocks for the Fund from among the issues that the team's managers have chosen for the Fund and other funds they manage.

Q: Last year, the markets behaved very differently than in the recent past.
   What happened to cause the change?

A: After years of have-and-have-not markets, many "haves" declined sharply in 2000, while former "have-nots" found renewed favor among investors. High-flying technology stocks fell back to earth after enthusiasm for the "new" economy drove them to unsustainable valuations. The decline began in the spring with the twin realizations that technology was subject to business cycles after all, and that, in the current cycle, the U.S. economy had begun drifting.

   By the second half of the year, higher interest rates were cutting into corporate profit growth. As a consequence, companies operating in older industries, with reasonable market valuations and good prospects for continued profitability, suddenly looked more appealing to investors.

Q: Taking all of this into account, how did the Fund perform?

A: The Fund's total return for the 12 months ended December 31, 2000 was 15.38%, calculated at net asset value (without sales charges). These results ranked Independence #1 among the 519 Large-Cap Core funds in its Lipper category, whose average return for the 12 months was -8.96%. Lipper is an independent organization that tracks mutual fund performance.

   The Fund's performance was also well out in front of its benchmark, the Russell 1000 Index, which had a return of -7.79% for the period. The Russell 1000 Index, which measures the performance of the 1,000 largest stocks in the U.S. market, is a broader performance measure than the Standard & Poor's 500 Index, whose return in 2000 was -9.11%.

Q: What were some of the key decisions that helped performance?

A: We approached the volatile Internet/technology sector cautiously, and the resulting underweighted position (compared to the Russell 1000) was a distinct positive for the Fund. We added to holdings when prices fell in the spring, and took some profits during a mid-year rally. Good stock selection also helped. For example, Hewlett Packard, our largest tech-related holding, rose 5.4% in the second half of the year, compared to a decline of over 40% for the average technology stock.

   The Fund also participated in some successful Initial Public Offerings. IPO investments entail risk, and there can be no assurance that these investments will continue to contribute to the Fund's performance.

   Stock selection was also key in the health care and financial sectors. United Healthcare, an HMO, rose significantly, as did HCA, which operates for-profit hospitals. Both benefited from improved pricing and a better regulatory atmosphere. Among financial stocks, the Fund enjoyed solid gains in IndyMac Bancorp, a real estate investment trust that converted to a bank that provides mortgages over the Internet. Other strong financial issues included Bermuda-based property and casualty insurers Ace and XL Capital, as well as Wells Fargo Corporation.

   Winning business strategies were also catalysts for good results. Southwest Airlines expanded into new cities and gained market share with its no-frills pricing policy. Dominion Resources took advantage of deregulation to buy plants outside its mid-Atlantic base and now sells power in areas of the country where supplies are short.

Pioneer Independence Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                             (continued)
--------------------------------------------------------------------------------

Q: What about decisions that didn't work out?

A: Horizon Organic, a leading organic food producer, failed to meet earnings projections due to production problems. However, we remain positively inclined toward the organic foods industry. Sealed Air, which produces food packaging, declined as sales shrank in emerging markets and an asbestos-related issue brought further weakness. Shares of media giant Viacom fell as investors questioned its high valuation in a declining market.

Q: Where are you looking for opportunities now?

A: We are looking for stocks whose prices have come down, particularly those for which investors currently have low expectations. Although those are value characteristics, our research is also uncovering attractive valuations in some fallen growth stocks. We also favor companies with large client bases and the resources to withstand a slower economy; regional telephone companies Verizon, BellSouth and SBC Communications are good examples.

Q: Please tell us where you think the U.S. economy and the markets are headed in 2001.

A: Higher interest rates, the dot-com decline and reduced overseas demand for U.S. products have all been factors in the economy's slowdown. However, investors have been optimistic that lower interest rates might fuel a recovery later this year. Even if they are right and growth does resume, we do not expect to see rates of expansion paralleling those of the last several years.

   Although stocks may still be the asset of choice, their performance advantage over other investments will probably be much narrower than has been the case recently. Thus, diversification will be an important tool for investors. Finally, unless a major new investment theme appears, sector emphasis will be less important than careful security selection. That scenario fits well with Pioneer's traditional bottom-up approach.

Pioneer Independence Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

Shares                                                Value
            COMMON STOCKS - 97.5%
            Basic Materials - 6.0%
            Aluminum - 1.4%
   12,500   Alcoa, Inc.                             $   418,750
                                                    -----------
            Chemicals - 1.4%
   11,200   Rohm & Haas Co.                         $   406,700
                                                    -----------
            Construction (Cement & Aggregates) - 0.6%
   10,000   Oglebay Norton Co.                      $   194,375
                                                    -----------
            Metals Mining - 1.3%
    5,600   Rio Tinto Plc (A.D.R.)                  $   403,550
                                                    -----------
            Paper & Forest Products - 1.3%
    7,000   Bowater, Inc.                           $   394,625
                                                    -----------
            Total Basic Materials                   $ 1,818,000
                                                    -----------
            Capital Goods - 8.2%
            Electrical Equipment - 3.7%
    6,700   Emerson Electric Co.                    $   528,044
    6,900   Power-One, Inc.*                            271,256
   12,100   SCI Systems, Inc.*                          319,138
                                                    -----------
                                                    $ 1,118,438
                                                    -----------
            Machinery (Diversified) - 1.5%
    9,600   Deere & Co.                             $   439,800
                                                    -----------
            Manufacturing (Diversified) - 1.2%
    6,300   Illinois Tool Works, Inc.               $   375,244
                                                    -----------
            Manufacturing (Specialized) - 0.9%
    9,000   Sealed Air Corp.*                       $   274,500
                                                    -----------
            Office Equipment & Supplies - 0.9%
    8,100   Canon Inc. (A.D.R.)                     $   272,869
                                                    -----------
            Total Capital Goods                     $ 2,480,851
                                                    -----------
            Communication - 8.1%
            Cellular/Wireless Telecommunications - 2.2%
    9,600   Vodafone Group Plc (A.D.R.)*            $   343,800
    8,000   Western Wireless Corp.*                     313,500
                                                    -----------
                                                    $   657,300
                                                    -----------
            Telephone - 5.9%
   13,400   BellSouth Corp.                         $   548,563
   16,000   SBC Communications, Inc.                    764,000
    9,500   Verizon Communications                      476,188
                                                    -----------
                                                    $ 1,788,751
                                                    -----------
            Total Communication                     $ 2,446,051
                                                    -----------
            Consumer Cyclicals - 2.4%
            Services (Advertising/Marketing) - 1.1%
    4,000   Omnicom Group                           $   331,500
                                                    -----------
            Services (Commercial & Consumer) - 1.3%
    6,000   Vivendi SA (A.D.R.)                     $   391,875
                                                    -----------
            Total Consumer Cyclicals                $   723,375
                                                    -----------

Shares                                                 Value
            Consumer Staples - 11.3%
            Broadcasting (Cable/Television/Radio) - 3.4%
   11,100   Comcast Corp. (Special Shares)*         $   463,425
   20,000   Fox Entertainment Group, Inc.*              357,500
    7,000   Infinity Broadcasting Corp.*                195,563
                                                    -----------
                                                    $ 1,016,488
                                                    -----------
            Entertainment - 0.8%
    5,500   Viacom, Inc. (Class B) (Non-voting)*    $   257,125
                                                    -----------
            Foods - 1.8%
   26,000   Horizon Organic Holding Corp.*          $   115,375
    6,600   Hershey Foods Corp.                         424,875
                                                    -----------
                                                    $   540,250
                                                    -----------
            Personal Care - 1.4%
   12,000   Gillette Co.                            $   433,500
                                                    -----------
            Restaurants - 1.2%
   10,500   CEC Entertainment Inc.*                 $   358,313
                                                    -----------
            Retail Stores (Food Chains) - 1.4%
    6,800   Safeway Inc.*                           $   425,000
                                                    -----------
            Retail (Drug Stores) - 1.3%
    6,400   CVS Corp.                               $   383,600
                                                    -----------
            Total Consumer Staples                  $ 3,414,276
                                                    -----------
            Energy - 8.0%
            Oil & Gas (Drilling & Equipment) - 1.2%
   16,000   R&B Falcon Corp.*                       $   367,000
                                                    -----------
            Oil (Domestic Integrated) - 4.2%
   16,500   Conoco, Inc.                            $   472,313
    6,000   Eni Spa (A.D.R.)                            385,875
    8,200   Shell Transport & Trading Co.
             (A.D.R.)                                   404,875
                                                    -----------
                                                    $ 1,263,063
                                                    -----------
            Oil (International Integrated) - 2.6%
    9,000   Exxon Mobil Corp.                       $   782,438
                                                    -----------
            Total Energy                            $ 2,412,501
                                                    -----------
            Financial - 15.7%
            Banks (Major Regional) - 2.0%
   11,000   Wells Fargo Co.                         $   612,563
                                                    -----------
            Banks (Money Center) - 1.1%
    7,500   Chase Manhattan Corp.                   $   340,781
                                                    -----------
            Financial (Diversified) - 2.9%
    6,000   Citigroup Inc.                          $   306,375
   19,200   Indymac Bancorp, Inc.*                      566,400
                                                    -----------
                                                    $   872,775
                                                    -----------
            Insurance (Multi-Line) - 1.3%
    5,500   Axa Financial, Inc. (A.D.R.)            $   394,969
                                                    -----------

 The accompanying notes are an integral part of these financial statements.    5

Pioneer Independence Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

Shares                                              Value
            Insurance (Property/Casualty) - 5.3%
   13,200   Ace Ltd.                             $   560,175
    7,200   Allmerica Financial Corp.                522,000
    6,000   XL Capital Ltd.*                         524,250
                                                 -----------
                                                 $ 1,606,425
                                                 -----------
            Real Estate - 1.3%
    7,000   Equity Residential Property Trust    $   387,188
                                                 -----------
            Savings & Loan Companies - 1.8%
   10,000   Washington Mutual, Inc.              $   530,625
                                                 -----------
            Total Financial                      $ 4,745,326
                                                 -----------
            Health Care - 13.6%
            Biotechnology - 4.5%
    3,800   Genzyme Corp.*                       $   341,763
    5,000   ImClone Systems, Inc.*                   220,000
    9,660   Pharmacia Corp.                          589,260
    9,000   Scios Inc.*                              200,250
                                                 -----------
                                                 $ 1,351,273
                                                 -----------
            Health Care (Drugs/Major Pharmaceuticals) - 2.9%
    5,000   Aventis (A.D.R.)                     $   421,250
   10,000   Novartis AG (A.D.R.)                     447,500
                                                 -----------
                                                 $   868,750
                                                 -----------
            Health Care (Diversified) - 3.2%
    9,700   American Home Products Corp.         $   616,435
    7,800   Elan Plc (A.D.R.)*                       365,138
                                                 -----------
                                                 $   981,573
                                                 -----------
            Health Care (Hospital Management) - 1.5%
   10,300   HCA - The Healthcare Company         $   453,303
                                                 -----------
            Health Care (Managed Care) - 1.5%
    4,000   Wellpoint Health Networks Inc.*      $   461,000
                                                 -----------
            Total Health Care                    $ 4,115,899
                                                 -----------
            Technology - 18.8%
            Communications Equipment - 2.0%
    5,300   Alcatel (A.D.R.)                     $   296,469
    9,000   Scientific-Atlanta, Inc.                 293,063
                                                 -----------
                                                 $   589,532
                                                 -----------
            Computer (Hardware) - 3.2%
   18,500   Hewlett-Packard Co.                  $   583,906
    7,800   NCR Corp.*                               383,175
                                                 -----------
                                                 $   967,081
                                                 -----------

Shares                                              Value
            Computers (Software & Services) - 6.3%
    6,000   Adobe Systems, Inc.                  $   349,125
   13,000   America Online Inc.*                     452,400
    4,800   Microsoft Corp.*                         208,200
   16,500   Peregrine Systems, Inc.*                 325,875
    6,000   RSA Security Inc.*                       317,250
    7,000   Wind River Systems*                      238,875
                                                 -----------
                                                 $ 1,891,725
                                                 -----------
            Electronics (Defense) - 0.8%
   10,791   General Motors Corp. (Class H)       $   248,193
                                                 -----------
            Electronics (Semiconductors) - 3.9%
   13,600   Intel Corp.                          $   411,400
    9,000   Micrel Inc.*                             303,188
    8,000   Micron Technology, Inc.*                 284,000
    4,000   Texas Instruments, Inc.                  189,500
                                                 -----------
                                                 $ 1,188,088
                                                 -----------
            Equipment (Semiconductor) - 1.4%
    5,000   Photon Dynamics Inc.*                $   112,500
    9,000   PRI Automation, Inc.*                    168,750
    3,700   Veeco Instruments, Inc.*                 148,463
                                                 -----------
                                                 $   429,713
                                                 -----------
            Services (Data Processing) - 1.2%
    7,450   Paychex Inc.                         $   362,256
                                                 -----------
            Total Technology                     $ 5,676,588
                                                 -----------
            Transportation - 2.6%
            Airlines - 1.5%
   13,900   Southwest Airlines Co.               $   466,067
                                                 -----------
            Railroads - 1.1%
   11,300   Canadian National Railway Co.        $   335,469
                                                 -----------
            Total Transportation                 $   801,536
                                                 -----------
            Utilities - 2.8%
            Electric Companies - 1.4%
    6,400   Dominion Resources, Inc.             $   428,800
                                                 -----------
            Natural Gas - 1.4%
    5,950   El Paso Energy Corp.                 $   426,161
                                                 -----------
            Total Utilities                      $   854,961
                                                 -----------
            Total Common Stocks
            (Cost $27,107,506)                   $29,489,364
                                                 -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/00                                     (continued)
--------------------------------------------------------------------------------

Principal
   Amount                                                              Value
            TEMPORARY CASH INVESTMENT - 2.5%
            Commercial Paper - 2.5%
$ 748,000   American Express Corp., 6.30%,
            1/02/01                                                 $    748,000
                                                                    ------------
            TOTAL TEMPORARY CASH
            INVESTMENT - 2.5%
            (Cost $748,000)                                         $    748,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT - 100%
            (Cost $27,855,506)(a)                                   $ 30,237,364
                                                                    ------------
*Non-income producing security.
(a) At December 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $27,859,400 was as follows:
  Aggregate gross unrealized gain for all investments in
which there is an excess of value over cost                         $  4,147,593
Aggregate gross unrealized loss for all investments in
which there is an excess of tax cost over value                      (1,769,629)
                                                                    ------------
Net unrealized gain                                                 $  2,377,964
                                                                    ------------
Purchases and sales of securities (excluding temporary cash investments)
for the year ended December 31, 2000 aggregated $36,040,802 and
$20,413,438, respectively.


  The accompanying notes are an integral part of these financial statements.   7

 Pioneer Independence Fund
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/00
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including temporary cash investment of $748,000)
  (Cost $27,855,506)                                                                      $30,237,364
 Cash                                                                                          14,366
 Receivables -
  Investments in securities sold                                                               98,872
  Fund shares sold                                                                             47,642
  Dividends and interest                                                                       14,793
 Organizational costs - net                                                                    21,927
 Other                                                                                          6,809
                                                                                          -----------
   Total assets                                                                           $30,441,773
                                                                                          -----------
LIABILITIES:
 Payables -
  Fund shares repurchased                                                                 $       558
 Due to affiliates                                                                            123,310
 Accrued expenses                                                                              61,427
                                                                                          -----------
   Total liabilities                                                                      $   185,295
                                                                                          -----------
NET ASSETS:
 Paid-in capital                                                                          $28,111,366
 Distributions in excess of net realized gain on investments                                 (236,746)
 Net unrealized gain on investments                                                         2,381,858
                                                                                          -----------
   Total net assets                                                                       $30,256,478
                                                                                          -----------
NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
  Based on $30,256,478/2,424,348 shares                                                   $     12.48
                                                                                          -----------


8   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/00

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $4,706)                                         $206,634
 Interest                                                                                      37,986
                                                                                             --------
   Total investment income                                                                                 $  244,620
                                                                                                           ----------
EXPENSES:
 Management fees                                                                             $161,720
 Transfer agent fees                                                                          500,400
 Distribution fees                                                                             18,067
 Administrative fees                                                                           29,994
 Custodian fees                                                                                24,633
 Registration fees                                                                              4,806
 Professional fees                                                                             23,475
 Printing                                                                                      12,198
 Fees and expenses of nonaffiliated trustees                                                   22,862
 Organization costs                                                                            10,153
 Miscellaneous                                                                                  5,425
                                                                                             --------
   Total expenses                                                                                          $  813,733
   Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                (493,189)
   Less fees paid indirectly                                                                                   (4,836)
                                                                                                           ----------
   Net expenses                                                                                            $  315,708
                                                                                                           ----------
    Net investment loss                                                                                    $  (71,088)
                                                                                                           ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                                          $  838,572
 Change in net unrealized gain on investments                                                               1,298,948
                                                                                                           ----------
  Net gain on investments                                                                                  $2,137,521
                                                                                                           ----------
  Net increase in net assets resulting from operations                                                     $2,066,432
                                                                                                           ----------


 The accompanying notes are an integral part of these financial statements.    9

Pioneer Independence Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/00 and 12/31/99

                                                                         Year              Year
                                                                        Ended              Ended
                                                                       12/31/00          12/31/99
FROM OPERATIONS:
Net investment loss                                                  $    (71,088)      $   (1,479)
Net realized gain on investments                                          838,572          788,350
Change in net unrealized gain on investments                            1,298,948          850,390
                                                                     ------------       ----------
  Net increase in net assets resulting from operations               $  2,066,432       $1,637,261
                                                                     ------------       ----------
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income ($0.00 and $0.01 per share, respectively)      $          -       $  (11,270)
Net realized gain ($0.62 and $0.44 per share, respectively)            (1,348,033)        (415,418)
                                                                     ------------       ----------
  Total distributions to shareowners                                 $ (1,348,033)      $ (426,688)
                                                                     ------------       ----------

                                                                                '00           '99
                                                                               Shares        Shares
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             1,362,781       787,365    $ 17,531,666   $  8,236,803
Reinvestment of distributions                                                  106,822        37,959       1,324,635        414,702
Cost of shares repurchased                                                    (103,255)     (113,751)     (1,336,539)    (1,178,967)
                                                                             ---------      --------    ------------   ------------
  Net increase in net assets resulting from fund share transactions          1,366,348       711,573    $ 17,519,762   $  7,472,538
                                                                             ---------      --------    ------------   ------------
Net increase in net assets                                                                              $ 18,238,161   $  8,683,111
NET ASSETS:
Beginning of year                                                                                         12,018,317      3,335,206
End of year (including accumulated undistributed net investment income of                               ------------   ------------
 $0 and $3,395, respectively)
                                                                                                        $ 30,256,478   $ 12,018,317
                                                                                                        ------------   ------------


10  The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Year           Year           3/16/98
                                                                            Ended          Ended            to
                                                                          12/31/00       12/31/99       12/31/98(a)
Net asset value, beginning of period                                      $ 11.36        $  9.63         $ 10.00
                                                                          -------        -------         -------
Net increase (decrease) from investment operations:
 Net investment loss                                                      $ (0.03)       $ (0.01)        $ (0.01)
 Net realized and unrealized gain (loss) on investments                      1.77           2.19           (0.27)
                                                                          -------        -------         -------
  Net increase (decrease) from investment operations                      $  1.74        $  2.18         $ (0.28)
Distributions to shareowners:
 Net investment income                                                          -          (0.01)          (0.09)
 Net realized gain                                                          (0.62)         (0.44)              -
                                                                          -------        -------         -------
Net increase (decrease) in net asset value                                $  1.12        $  1.73         $ (0.37)
                                                                          -------        -------         -------
Net asset value, end of period                                            $ 12.48        $ 11.36         $  9.63
                                                                          -------        -------         -------
Total return*                                                               15.38%         22.88%          (2.78)%
Ratio of net expenses to average net assets+                                 1.48%          1.58%           1.68%**
Ratio of net investment loss to average net assets+                         (0.35)%        (0.11)%         (0.30)%**
Portfolio turnover rate                                                        98%           106%            118%**
Net assets, end of period (in thousands)                                  $30,256        $12,018         $ 3,335
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                3.76%          6.18%          17.26%**
 Net investment loss                                                        (2.63)%        (4.71)%        (15.88)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                1.46%          1.50%           1.50%**
 Net investment loss                                                        (0.33)%        (0.03)%         (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   11

Pioneer Independence Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD) a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2000, the Fund reclassified $16,449 from paid-in capital and $51,244 from distributions in excess of net realized gain on investment to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $42,429 as a capital gain dividend for purposes of the dividend paid deduction.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro

Pioneer Independence Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. Transfer Agent

Pioneering Services Corporation (PSC), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $118,908 in transfer agent fees payable to PSC at December 31, 2000.

4. Distribution Plan

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to shares that have been outstanding for more than twelve months in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Fund shares. Included in due to affiliates is $4,402 in distribution fees payable to PFD at December 31, 2000.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $4,836 under such arrangements.

Pioneer Independence Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Independence Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Independence Fund (the Fund) as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 9, 2001

Pioneer Independence Fund
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Independence Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Proposal 1 - To approve a new management contract.

 Affirmative               Against          Abstain
 -----------               ------           -------
1,551,139.191            94,277.487        26,258.492

Proposal 2 - To elect trustees.

Nominee                  Affirmative          Withheld
-------                  -----------          --------
M.K. Bush               1,643,874.815        27,800.355
J.F. Cogan, Jr.         1,641,402.786        30,272.384
Dr. R.H. Egdahl         1,646,807.457        24,867.713
M.B.W. Graham           1,646,413.422        25,261.748
M.A. Piret              1,643,536.985        28,138.185
D.D. Tripple            1,646,891.863        24,783.307
S.K. West               1,646,813.435        24,861.735
J. Winthrop             1,646,891.863        24,783.307

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16

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                                                                              17

[PIONEER Investments(R) logo]

                 PIONEER INDEPENDENCE FUND

Officers

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

Trustees

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Distributor

Pioneer Funds Distributor, Inc.

Independent Public Accountants

Arthur Andersen LLP

Legal Counsel

Hale and Dorr LLP

Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.


                                                                   9617-00-0201
                                            (C) Pioneer Funds Distributor, Inc.